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                                                                   EXHIBIT 99.10

                Certification Pursuant to 18 U.S.C. Section 1350

In connection with the Annual Report of Sturm, Ruger & Company, Inc. (the "Company") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William
B. Ruger, Jr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respect, the financial condition and results of operations of the Company.


Date: March 25, 2003                    S/ WILLIAM B. RUGER, JR.
                                        ----------------------------------------
                                        William B. Ruger, Jr.
                                        Chief Executive Officer


A signed original of this written statement required by Section 906 has been provided to Strum, Ruger & Company, Inc. and will be retained by Strum, Ruger & Company, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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